UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

FUSE MEDICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting To Be Held on June 9, 2020

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/FZMD. To submit your proxy while visiting that site, you will need the 12-digit control number in the shaded gray box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials may be distributed by making them available on the Internet. We have chosen to use these online procedures for our 2020 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's annual meeting, please make this request on or before May 29, 2020.

For a convenient way to VIEW Proxy Materials and VOTE online go to: www.proxydocs.com/FZMD

Proxy Materials Available to View or Receive:
1. Proxy Statement 2. Annual Report on Form 10-K

Printed materials may be requested by one of the following methods:

INTERNET	TELEPHONE	*E-MAIL
www.investorelections.com/FZMD	(866) 648-8133	paper@investorelections.com

You must use the 12-digit control number located in the shaded gray box below.

* If requesting material by e-mail, please send a blank e-mail with the 12-digit control number in the shaded gray box in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO. SHARES

Fuse Medical, Inc. Notice of Annual Meeting

Date: Tuesday, June 9, 2020
Time: 4:00 P.M. (Central Daylight Time)
Place: Fuse Medical Headquarters
1565 N Central Expy, Suite 220
Richardson, TX 75080

The purpose of the Annual Meeting is to take action on the following proposals:

The Board of Directors recommends that you vote "FOR" each of the nominees listed below:

1. The election of four (4) directors to serve on the board of directors:

01 Renato V. Bosita, Jr., MD
02 Mark W. Brooks
03 William E. McLaughlin, III
04 Christopher C. Reeg

The Board of Directors recommends that you vote "FOR" the following:

2. The ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

To transact such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof.